UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2024

SONOS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

614 Chapala Street

Santa Barbara, California 93101

(Address of principal executive offices, including zip code)

(805) 965-3001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SONO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2024, the board of directors (the “Board”) of Sonos, Inc. (“Sonos”) increased the size of the Board from six to seven members and appointed Jonathan Mildenhall as a new member, effective January 25, 2024. Mr. Mildenhall was appointed as a Class III director for a term expiring at the 2024 Annual Meeting of Stockholders or until his successor is duly elected or qualified, and will stand for election at the 2024 Annual Meeting of Stockholders. Mr. Mildenhall has also been appointed to the Compensation, People and Diversity & Inclusion Committee of the Board, effective January 25, 2024.

There is no arrangement or understanding between Mr. Mildenhall and any other person pursuant to which he was appointed as a director. There are no transactions in which Mr. Mildenhall has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Board affirmatively determined that Mr. Mildenhall is independent within the meaning of Nasdaq Listing Standards.

Mr. Mildenhall will receive the standard compensation available to the Company’s non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 29, 2024. The Company will also enter into its standard form of indemnification agreement with Mr. Mildenhall.

Item 7.01 Regulation FD Disclosure.

On January 29, 2024, Sonos issued a press release announcing the appointment of Mr. Mildenhall. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 29, 2024 announcing the appointment of Mr. Mildenhall.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: January 29, 2024	By:	/s/ Eddie Lazarus
Eddie Lazarus Chief Legal and Strategy Officer